Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$17,558	100.0	$16,255	100.0	8.0
Cost of products sold	6,003	34.2	5,338	32.8	12.5
Selling, marketing and administrative expenses	5,661	32.2	5,458	33.6	3.7
Research and development expense	2,331	13.3	2,155	13.3	8.2
In-process research and development	55	0.3	—	—
Interest (income) expense, net	89	0.5	148	0.9
Other (income) expense, net	319	1.8	2,858	17.6
Restructuring (income) expense, net	—	—	(20)	(0.1)
Earnings before provision for taxes on income	3,100	17.7	318	1.9	874.8
Provision for taxes on income	533	3.1	100	0.6	433.0
Net earnings	2,567	14.6	218	1.3	1,077.5
Add: Net loss attributable to noncontrolling interest	—	—	—	—
Net earnings attributable to Johnson & Johnson	$2,567	14.6	$218	1.3	1,077.5

Net earnings per share attributable to Johnson & Johnson (Diluted)	$0.91		$0.08		1,037.5

Average shares outstanding (Diluted)	2,833.4		2,768.9

Effective tax rate	17.2%		31.4%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$4,115	23.4	$3,657	22.5	12.5
Net earnings attributable to Johnson & Johnson	$3,376	19.2	$3,129	19.2	7.9
Net earnings per share attributable to Johnson & Johnson (Diluted)	$1.19		$1.13		5.3
Effective tax rate	18.0%		14.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$67,224	100.0	$65,030	100.0	3.4
Cost of products sold	21,658	32.2	20,360	31.3	6.4
Selling, marketing and administrative expenses	20,869	31.0	20,969	32.3	(0.5)
Research and development expense	7,665	11.4	7,548	11.6	1.6
In-process research and development	1,163	1.7	—	—
Interest (income) expense, net	468	0.7	480	0.7
Other (income) expense, net	1,626	2.5	2,743	4.2
Restructuring (income) expense, net	—	—	569	0.9
Earnings before provision for taxes on income	13,775	20.5	12,361	19.0	11.4
Provision for taxes on income	3,261	4.9	2,689	4.1	21.3
Net earnings	10,514	15.6	9,672	14.9	8.7
Add: Net loss attributable to noncontrolling interest	339	0.5	—	—
Net earnings attributable to Johnson & Johnson	$10,853	16.1	$9,672	14.9	12.2

Net earnings per share attributable to Johnson & Johnson (Diluted)	$3.86		$3.49		10.6

Average shares outstanding (Diluted)	2,812.6		2,775.3

Effective tax rate	23.7%		21.8%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$18,214	27.1	$17,353	26.7	5.0
Net earnings attributable to Johnson & Johnson	$14,345	21.3	$13,867	21.3	3.4
Net earnings per share attributable to Johnson & Johnson (Diluted)	$5.10		$5.00		2.0
Effective tax rate	21.2%		20.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,203	1,248	(3.6)%	(3.6)	—
International	2,449	2,420	1.2	3.2	(2.0)
	3,652	3,668	(0.4)	0.9	(1.3)

Pharmaceutical
U.S.	3,013	2,887	4.4	4.4	—
International	3,512	3,207	9.5	12.1	(2.6)
	6,525	6,094	7.1	8.5	(1.4)

Med Devices & Diagnostics
U.S.	3,244	2,850	13.8	13.8	—
International	4,137	3,643	13.6	15.8	(2.2)
	7,381	6,493	13.7	14.9	(1.2)

U.S.	7,460	6,985	6.8	6.8	—
International	10,098	9,270	8.9	11.2	(2.3)
Worldwide	$17,558	16,255	8.0%	9.3	(1.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$5,046	5,151	(2.0)%	(2.0)	—
International	9,401	9,732	(3.4)	1.9	(5.3)
	14,447	14,883	(2.9)	0.5	(3.4)

Pharmaceutical
U.S.	12,421	12,386	0.3	0.3	—
International	12,930	11,982	7.9	13.6	(5.7)
	25,351	24,368	4.0	6.8	(2.8)

Med Devices & Diagnostics
U.S.	12,363	11,371	8.7	8.7	—
International	15,063	14,408	4.5	8.6	(4.1)
	27,426	25,779	6.4	8.7	(2.3)

U.S.	29,830	28,908	3.2	3.2	—
International	37,394	36,122	3.5	8.4	(4.9)
Worldwide	$67,224	65,030	3.4%	6.1	(2.7)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,460	6,985	6.8%	6.8	—

Europe	4,603	4,279	7.6	10.4	(2.8)
Western Hemisphere excluding U.S.	1,941	1,688	15.0	18.7	(3.7)
Asia-Pacific, Africa	3,554	3,303	7.6	8.5	(0.9)
International	10,098	9,270	8.9	11.2	(2.3)

Worldwide	$17,558	16,255	8.0%	9.3	(1.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$29,830	28,908	3.2%	3.2	—

Europe	16,945	17,129	(1.1)	5.8	(6.9)
Western Hemisphere excluding U.S.	7,207	6,418	12.3	19.0	(6.7)
Asia-Pacific, Africa	13,242	12,575	5.3	6.7	(1.4)
International	37,394	36,122	3.5	8.4	(4.9)

Worldwide	$67,224	65,030	3.4%	6.1	(2.7)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2012	2011	(Decr.)

Earnings before provision for taxes on income - as reported	$3,100	318	874.8%

Net litigation loss (gain)	471	2,656

In-process research and development	55	14

Synthes integration/transaction costs and currency related	406	277

Intangible asset write-downs and other adjustments	—	—

DePuy ASR™ Hip program	83	412

Restructuring	—	(20)

Earnings before provision for taxes on income - as adjusted	$4,115	3,657	12.5%

Net Earnings attributable to Johnson & Johnson - as reported	$2,567	218	1,077.5%

Net litigation loss (gain)	371	2,239

In-process research and development	59	11

Synthes integration/transaction costs and currency related	306	338

Intangible asset write-downs and other adjustments	—	—

DePuy ASR™ Hip program	73	336

Restructuring	—	(13)

Net Earnings attributable to Johnson & Johnson - as adjusted	$3,376	3,129	7.9%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$0.91	0.08	1,037.5%

Net litigation loss (gain)	0.13	0.81

In-process research and development	0.02	—

Synthes integration/transaction costs and currency related	0.11	0.12

Intangible asset write-downs and other adjustments	—	—

DePuy ASR™ Hip program	0.02	0.12

Restructuring	—	—

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$1.19	1.13	5.3%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Twelve Months			% Incr. /
(Dollars in Millions Except Per Share Data)	2012		2011	(Decr.)

Earnings before provision for taxes on income - as reported	$13,775		12,361	11.4%

Net litigation loss (gain)	1,229		3,310

In-process research and development	1,163		14

Synthes integration/transaction costs and currency related	1,028		491

Intangible asset write-downs and other adjustments	909		—

DePuy ASR™ Hip program	110		521

Restructuring	—		656

Earnings before provision for taxes on income - as adjusted	$18,214		17,353	5.0%

Net Earnings attributable to Johnson & Johnson - as reported	$10,853		9,672	12.2%

Net litigation loss (gain)	1,052		2,745

In-process research and development	743	(1)	11

Synthes integration/transaction costs and currency related	899		477

Intangible asset write-downs and other adjustments	701		—

DePuy ASR™ Hip program	97		426

Restructuring	—		536

Net Earnings attributable to Johnson & Johnson - as adjusted	$14,345		13,867	3.4%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$3.86		3.49	10.6%

Net litigation loss (gain)	0.37		0.99

In-process research and development	0.27		—

Synthes integration/transaction costs and currency related	0.32		0.17

Intangible asset write-downs and other adjustments	0.25		—

DePuy ASR™ Hip program	0.03		0.16

Restructuring	—		0.19

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$5.10		5.00	2.0%

(1) Amount includes third quarter in-process research and development charge of $679M related to bapineuzumab IV offset by $339M reported as net loss attributable to noncontrolling interest

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$103	103	0.0%	0.0%	—%
Intl	469	465	0.9	3.5	(2.6)
WW	572	568	0.7	2.8	(2.1)

ORAL CARE
US	165	173	(4.6)	(4.6)	—
Intl	251	239	5.0	6.6	(1.6)
WW	416	412	1.0	2.0	(1.0)

OTC/NUTRITIONALS
US	356	370	(3.8)	(3.8)	—
Intl	802	766	4.7	5.7	(1.0)
WW	1,158	1,136	1.9	2.6	(0.7)

SKIN CARE
US	385	403	(4.5)	(4.5)	—
Intl	509	541	(5.9)	(3.4)	(2.5)
WW	894	944	(5.3)	(3.9)	(1.4)

WOMEN'S HEALTH
US	82	89	(7.9)	(7.9)	—
Intl	325	309	5.2	9.4	(4.2)
WW	407	398	2.3	5.5	(3.2)

WOUND CARE/OTHER
US	112	110	1.8	1.8	—
Intl	93	100	(7.0)	(8.0)	1.0
WW	205	210	(2.4)	(2.9)	0.5

TOTAL CONSUMER
US	1,203	1,248	(3.6)	(3.6)	—
Intl	2,449	2,420	1.2	3.2	(2.0)
WW	$3,652	3,668	(0.4)%	0.9%	(1.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,448	1,401	3.4%	3.4%	—%
Intl	528	395	33.7	35.7	(2.0)
WW	1,976	1,796	10.0	10.4	(0.4)
REMICADE
US	871	776	12.2	12.2	—
US Exports (3)	347	437	(20.6)	(20.6)	—
Intl	286	215	33.0	34.4	(1.4)
WW	1,504	1,428	5.3	5.5	(0.2)
SIMPONI
US	72	62	16.1	16.1	—
Intl	109	57	91.2	96.8	(5.6)
WW	181	119	52.1	54.8	(2.7)
STELARA
US	158	126	25.4	25.4	—
Intl	111	81	37.0	40.1	(3.1)
WW	269	207	30.0	31.2	(1.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	22	42	(47.6)	(49.4)	1.8
WW	22	42	(47.6)	(49.4)	1.8

INFECTIOUS DISEASES
US	236	210	12.4	12.4	—
Intl	620	506	22.5	26.7	(4.2)
WW	856	716	19.6	22.6	(3.0)
INTELENCE
US	46	45	2.2	2.2	—
Intl	38	38	0.0	1.7	(1.7)
WW	84	83	1.2	2.0	(0.8)
LEVAQUIN/FLOXIN
US	—	(6)	*	*	—
Intl	10	11	(9.1)	(10.5)	1.4
WW	10	5	100.0	97.2	2.8
PREZISTA
US	165	143	15.4	15.4	—
Intl	188	173	8.7	12.2	(3.5)
WW	353	316	11.7	13.6	(1.9)
OTHER INFECTIOUS DISEASES
US	25	28	(10.7)	(10.7)	—
Intl	384	284	35.2	40.5	(5.3)
WW	409	312	31.1	35.9	(4.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$601	611	(1.6)%	(1.6)%	—%
Intl	1,088	1,128	(3.5)	(1.6)	(1.9)
WW	1,689	1,739	(2.9)	(1.6)	(1.3)
CONCERTA/METHYLPHENIDATE
US	116	155	(25.2)	(25.2)	—
Intl	127	119	6.7	8.1	(1.4)
WW	243	274	(11.3)	(10.7)	(0.6)
INVEGA
US	76	66	15.2	15.2	—
Intl	71	59	20.3	23.0	(2.7)
WW	147	125	17.6	18.9	(1.3)
INVEGA SUSTENNA/XEPLION
US	132	99	33.3	33.3	—
Intl	96	36	*	*	(2.4)
WW	228	135	68.9	69.9	(1.0)
RISPERDAL CONSTA
US	103	108	(4.6)	(4.6)	—
Intl	255	277	(7.9)	(5.8)	(2.1)
WW	358	385	(7.0)	(5.5)	(1.5)
OTHER NEUROSCIENCE
US	174	183	(4.9)	(4.9)	—
Intl	539	637	(15.4)	(13.7)	(1.7)
WW	713	820	(13.0)	(11.7)	(1.3)

ONCOLOGY
US	135	95	42.1	42.1	—
Intl	684	468	46.2	49.7	(3.5)
WW	819	563	45.5	48.5	(3.0)
DOXIL/CAELYX
US	21	10	*	*	—
Intl	9	29	(69.0)	(68.3)	(0.7)
WW	30	39	(23.1)	(22.6)	(0.5)
VELCADE
US	—	—	—	—	—
Intl	502	352	42.6	47.6	(5.0)
WW	502	352	42.6	47.6	(5.0)
ZYTIGA
US	114	85	34.1	34.1	—
Intl	150	67	*	*	(3.8)
WW	264	152	73.7	75.8	(2.1)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	23	20	15.0	18.8	(3.8)
WW	23	20	15.0	18.8	(3.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$593	570	4.0%	4.0%	—%
Intl	592	710	(16.6)	(15.5)	(1.1)
WW	1,185	1,280	(7.4)	(6.8)	(0.6)
ACIPHEX/PARIET
US	92	110	(16.4)	(16.4)	—
Intl	94	144	(34.7)	(33.9)	(0.8)
WW	186	254	(26.8)	(26.4)	(0.4)
PROCRIT/EPREX
US	171	191	(10.5)	(10.5)	—
Intl	155	177	(12.4)	(11.0)	(1.4)
WW	326	368	(11.4)	(10.7)	(0.7)
OTHER
US	330	269	22.7	22.7	—
Intl	343	389	(11.8)	(10.8)	(1.0)
WW	673	658	2.3	2.9	(0.6)

TOTAL PHARMACEUTICAL
US	3,013	2,887	4.4	4.4	—
Intl	3,512	3,207	9.5	12.1	(2.6)
WW	$6,525	6,094	7.1%	8.5%	(1.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$186	191	(2.6)%	(2.6)%	—%
Intl	320	349	(8.3)	(6.6)	(1.7)
WW	506	540	(6.3)	(5.2)	(1.1)

DIABETES CARE
US	295	330	(10.6)	(10.6)	—
Intl	349	340	2.6	5.2	(2.6)
WW	644	670	(3.9)	(2.6)	(1.3)

DIAGNOSTICS
US	258	280	(7.9)	(7.9)	—
Intl	272	274	(0.7)	1.3	(2.0)
WW	530	554	(4.3)	(3.3)	(1.0)

INFECTION PREVENTION/OTHER
US	86	94	(8.5)	(8.5)	—
Intl	160	144	11.1	13.6	(2.5)
WW	246	238	3.4	4.9	(1.5)

ORTHOPAEDICS
US	1,246	775	60.8	60.8	—
Intl	1,142	678	68.4	70.1	(1.7)
WW	2,388	1,453	64.3	65.1	(0.8)

SPECIALTY SURGERY
US	326	327	(0.3)	(0.3)	—
Intl	329	307	7.2	9.5	(2.3)
WW	655	634	3.3	4.4	(1.1)

SURGICAL CARE
US	618	639	(3.3)	(3.3)	—
Intl	1,049	1,055	(0.6)	1.9	(2.5)
WW	1,667	1,694	(1.6)	0.0	(1.6)

VISION CARE
US	229	214	7.0	7.0	—
Intl	516	496	4.0	6.1	(2.1)
WW	745	710	4.9	6.4	(1.5)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,244	2,850	13.8	13.8	—
Intl	4,137	3,643	13.6	15.8	(2.2)
WW	$7,381	6,493	13.7%	14.9%	(1.2)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$412	418	(1.4)%	(1.4)%	—%
Intl	1,842	1,922	(4.2)	1.1	(5.3)
WW	2,254	2,340	(3.7)	0.6	(4.3)

ORAL CARE
US	641	656	(2.3)	(2.3)	—
Intl	983	968	1.5	6.9	(5.4)
WW	1,624	1,624	0.0	3.2	(3.2)

OTC/NUTRITIONALS
US	1,424	1,429	(0.3)	(0.3)	—
Intl	2,930	2,973	(1.4)	3.4	(4.8)
WW	4,354	4,402	(1.1)	2.1	(3.2)

SKIN CARE
US	1,699	1,654	2.7	2.7	—
Intl	1,919	2,061	(6.9)	(2.0)	(4.9)
WW	3,618	3,715	(2.6)	0.1	(2.7)

WOMEN'S HEALTH
US	336	439	(23.5)	(23.5)	—
Intl	1,289	1,353	(4.7)	2.3	(7.0)
WW	1,625	1,792	(9.3)	(4.0)	(5.3)

WOUND CARE/OTHER
US	534	555	(3.8)	(3.8)	—
Intl	438	455	(3.7)	0.6	(4.3)
WW	972	1,010	(3.8)	(1.8)	(2.0)

TOTAL CONSUMER
US	5,046	5,151	(2.0)	(2.0)	—
Intl	9,401	9,732	(3.4)	1.9	(5.3)
WW	$14,447	14,883	(2.9)%	0.5%	(3.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$5,972	5,751	3.8%	3.8%	—%
Intl	1,902	1,047	81.7	86.3	(4.6)
WW	7,874	6,798	15.8	16.9	(1.1)
REMICADE
US	3,583	3,276	9.4	9.4	—
US Exports (3)	1,470	1,797	(18.2)	(18.2)	—
Intl	1,086	419	*	*	(4.5)
WW	6,139	5,492	11.8	12.6	(0.8)
SIMPONI
US	292	235	24.3	24.3	—
Intl	315	175	80.0	87.5	(7.5)
WW	607	410	48.0	51.2	(3.2)
STELARA
US	627	443	41.5	41.5	—
Intl	398	295	34.9	42.4	(7.5)
WW	1,025	738	38.9	41.9	(3.0)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	103	158	(34.8)	(33.0)	(1.8)
WW	103	158	(34.8)	(33.0)	(1.8)

INFECTIOUS DISEASES
US	974	1,401	(30.5)	(30.5)	—
Intl	2,220	1,788	24.2	32.1	(7.9)
WW	3,194	3,189	0.2	4.6	(4.4)
INTELENCE
US	176	163	8.0	8.0	—
Intl	173	151	14.6	22.2	(7.6)
WW	349	314	11.1	14.8	(3.7)
LEVAQUIN/FLOXIN
US	35	579	(94.0)	(94.0)	—
Intl	40	44	(9.1)	(5.8)	(3.3)
WW	75	623	(88.0)	(87.8)	(0.2)
PREZISTA
US	672	529	27.0	27.0	—
Intl	742	682	8.8	16.3	(7.5)
WW	1,414	1,211	16.8	21.0	(4.2)
OTHER INFECTIOUS DISEASES
US	91	130	(30.0)	(30.0)	—
Intl	1,265	911	38.9	47.3	(8.4)
WW	1,356	1,041	30.3	37.7	(7.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$2,611	2,617	(0.2)%	(0.2)%	—%
Intl	4,107	4,331	(5.2)	(0.8)	(4.4)
WW	6,718	6,948	(3.3)	(0.5)	(2.8)
CONCERTA/METHYLPHENIDATE
US	609	822	(25.9)	(25.9)	—
Intl	464	446	4.0	8.8	(4.8)
WW	1,073	1,268	(15.4)	(13.7)	(1.7)
INVEGA
US	299	285	4.9	4.9	—
Intl	251	214	17.3	22.0	(4.7)
WW	550	499	10.2	12.2	(2.0)
INVEGA SUSTENNA/XEPLION
US	482	319	51.1	51.1	—
Intl	314	59	*	*	(5.7)
WW	796	378	*	*	(2.2)
RISPERDAL CONSTA
US	439	443	(0.9)	(0.9)	—
Intl	986	1,140	(13.5)	(8.6)	(4.9)
WW	1,425	1,583	(10.0)	(6.4)	(3.6)
OTHER NEUROSCIENCE
US	782	748	4.5	4.5	—
Intl	2,092	2,472	(15.4)	(11.9)	(3.5)
WW	2,874	3,220	(10.7)	(8.0)	(2.7)

ONCOLOGY
US	506	331	52.9	52.9	—
Intl	2,123	1,717	23.6	29.7	(6.1)
WW	2,629	2,048	28.4	33.3	(4.9)
DOXIL/CAELYX
US	43	140	(69.3)	(69.3)	—
Intl	40	262	(84.7)	(83.5)	(1.2)
WW	83	402	(79.4)	(78.6)	(0.8)
VELCADE
US	—	—	—	—	—
Intl	1,500	1,274	17.7	24.5	(6.8)
WW	1,500	1,274	17.7	24.5	(6.8)
ZYTIGA
US	463	191	*	*	—
Intl	498	110	*	*	(7.0)
WW	961	301	*	*	(3.7)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	85	71	19.7	25.5	(5.8)
WW	85	71	19.7	25.5	(5.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$2,358	2,286	3.1%	3.1%	—%
Intl	2,578	3,099	(16.8)	(12.4)	(4.4)
WW	4,936	5,385	(8.3)	(5.8)	(2.5)
ACIPHEX/PARIET
US	372	414	(10.1)	(10.1)	—
Intl	463	561	(17.5)	(11.8)	(5.7)
WW	835	975	(14.4)	(11.1)	(3.3)
PROCRIT/EPREX
US	805	814	(1.1)	(1.1)	—
Intl	657	809	(18.8)	(13.7)	(5.1)
WW	1,462	1,623	(9.9)	(7.4)	(2.5)
OTHER
US	1,181	1,058	11.6	11.6	—
Intl	1,458	1,729	(15.7)	(12.1)	(3.6)
WW	2,639	2,787	(5.3)	(3.1)	(2.2)

TOTAL PHARMACEUTICAL
US	12,421	12,386	0.3	0.3	—
Intl	12,930	11,982	7.9	13.6	(5.7)
WW	$25,351	24,368	4.0%	6.8%	(2.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$752	841	(10.6)%	(10.6)%	—%
Intl	1,233	1,447	(14.8)	(11.5)	(3.3)
WW	1,985	2,288	(13.2)	(11.1)	(2.1)
DIABETES CARE
US	1,312	1,312	0.0	0.0	—
Intl	1,304	1,340	(2.7)	2.8	(5.5)
WW	2,616	2,652	(1.4)	1.4	(2.8)
DIAGNOSTICS
US	1,025	1,091	(6.0)	(6.0)	—
Intl	1,044	1,073	(2.7)	1.0	(3.7)
WW	2,069	2,164	(4.4)	(2.6)	(1.8)
INFECTION PREVENTION/OTHER
US	399	377	5.8	5.8	—
Intl	553	529	4.5	8.2	(3.7)
WW	952	906	5.1	7.2	(2.1)
ORTHOPAEDICS
US	4,144	3,093	34.0	34.0	—
Intl	3,655	2,716	34.6	38.7	(4.1)
WW	7,799	5,809	34.3	36.2	(1.9)
SPECIALTY SURGERY
US	1,297	1,226	5.8	5.8	—
Intl	1,229	1,181	4.1	8.9	(4.8)
WW	2,526	2,407	4.9	7.2	(2.3)
SURGICAL CARE
US	2,415	2,465	(2.0)	(2.0)	—
Intl	4,068	4,172	(2.5)	2.1	(4.6)
WW	6,483	6,637	(2.3)	0.6	(2.9)
VISION CARE
US	1,019	966	5.5	5.5	—
Intl	1,977	1,950	1.4	3.7	(2.3)
WW	2,996	2,916	2.7	4.3	(1.6)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	12,363	11,371	8.7	8.7	—
Intl	15,063	14,408	4.5	8.6	(4.1)
WW	$27,426	25,779	6.4%	8.7%	(2.3)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure